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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    Form 8K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                      Date of Report:  September 18, 1996

                         COMPARATOR SYSTEMS CORPORATION


       Colorado                0-8951                           95-3151060
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(State of other         Commission File Number                (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)



           4350 Von Karman Avenue, Suite 180 Newport Beach, CA 92660
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Registrant's telephone number including area code:  (714)851-4300

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
         (a)  None
         (b)  None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------
         Not Applicable

ITEM 5.  OTHER EVENTS
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         On September 18, 1996, the court in the action entitled Securities and
                                                                 --------------
Exchange Commission v. Comparator Systems Corporation; Robert Reed Rogers; Scott
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Hitt; and Gregory Armijo, Civil Action No. 96-3856 (Jgx) (LGB), filed May 31,
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1996, by the Securities and Exchange Commission, in the United States District
Court for the Central District of California (the "Court") against Comparator Systems Corporation (the "Company"). The complaint alleged violations of
Section 17(a) of the Securities Act of 1933, as amended, and Rules 10b-5, 13a-1, 13a-13, and 12b-20 thereunder in connection with the Company's financial statements and representations made to investors and prospective investors. On September 18, 1996, the Court entered an order approving the Company's settlement with the Securities and Exchange Commission. Without admitting or denying the allegations of the complaint, the Company consented to an injunction enjoining it from future violations of Section 17(a) of the Securities Act of 1933, as amended, and Sections 10(b), 13(a), 13(b)(2)(A) and (B) of the Exchange Act of 1934, as amended, and Rules 10b-5, 13a-1, 13a-13, and 12b-20 thereunder. As previously reported in the Company's 8-K/A dated August 14, 1996, the Company's former auditor has
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withdrawn its opinion on the June 30, 1995 financial statements included in the
10-K for the year ended June 30, 1995. The settlement also provided for the entry of permanent injunction against Robert Reed Rogers, the former Chairman, Chief Executive Officer and Treasurer of the Company and Gregory Armijo, the former Vice President of Operations, Secretary and a director of the Company. Pursuant to the settlement, Messrs. Rogers and Armijo resigned as officers and directors, however, they continue as consultants to the Company. As reported in the 8-K dated July 5, 1996, Armond Schroeder was named Chief Executive Officer and President and has assumed Mr. Rogers' duties as Chairman of the Board and Mr. Armijo's responsibilities as Vice President of Operations. On August 28, 1996 Ms. Celeste Sim assumed Mr. Armijo's responsibilities as Secretary. On September 30, 1996, the Board appointed Marianne Bedford and Donald Levering directors.

ITEM 6.  APPOINTMENT OF REGISTRANT'S DIRECTORS
         -------------------------------------
         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------
         Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------
         Not applicable

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Comparator Systems Corporation

Date:   October 2, 1996       BY:   /s/ CELESTE SIM
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                                    Celeste Sim, Corporate Secretary